ALLEGIANT TRAVEL COMPANY STOCK OPTION AGREEMENT THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of June 1, 2022 (the “Effective Date”), between ALLEGIANT TRAVEL COMPANY, a Nevada corporation (the "Company") and JOHN REDMOND (the "Optionee"). THE PARTIES AGREE AS FOLLOWS: 1. Stock Option Plan. The exercise of the Options granted under this Agreement shall be subject to the terms, conditions and restrictions of the Allegiant Travel Company 2016 Long-Term Incentive Plan (the "Plan"). A copy of the Plan is available to Optionee upon request and is incorporated in this Agreement by this reference. Terms used in this Agreement that are defined in the Plan shall have the same meaning as in the Plan, unless the text of this Agreement clearly indicates otherwise. 2. Grant of Option. A. The Company hereby grants to Optionee pursuant to the Plan options (the "Option" or “Options”) to purchase all or any part of fifty-four thousand (54,000) shares (the "Option Shares") of the Company's $.001 par value common stock (the "Common Stock") on the terms and conditions set forth herein and in the Plan. B. All Options granted under this Agreement shall be considered to be non- qualified stock options under the Code. 3. Exercise Price. The exercise price (the "Exercise Price") for each share of Common Stock covered by these Options shall be as follows: A. Options to purchase 12,000 shares (the “2022 Options”) at $195 per share B. Options to purchase 13,000 shares (the “2023 Options”) at $230 per share C. Options to purchase 14,000 shares (the “2024 Options”) at $260 per share D. Options to purchase 15,000 shares (the “2025 Options”) at $300 per share 4. Adjustment of Options. The Committee shall adjust the number of Option Shares and the Exercise Price thereof in certain circumstances in accordance with the provisions of Item 12 of the Plan. 5. Exercise of Options. A. Exercise of Option. Subject to the other terms of this Agreement, Optionee's right to exercise the Option granted hereunder shall be subject to the following

2 schedule wherein Optionee shall be entitled to exercise his right to purchase the Option Shares at any point in time during this Agreement only to the extent indicated below: (i) The 2022 Options shall only be exercisable during calendar year 2022. (ii) The 2023 Options shall only be exercisable during calendar year 2023. (iii) The 2024 Options shall only be exercisable during calendar year 2024. (iv) The 2025 Options shall only be exercisable during calendar year 2025. The Options for any calendar year shall terminate if not exercised prior to the end of the respective calendar year. B. Partial Exercise. Subject to the terms of the Plan, the Options (to the extent exercisable as provided in Paragraph 5A above) may be exercised for all or any part of the Option Shares. C. Method of Exercising Option. Subject to Paragraph 5A above, any Option granted hereunder or any portion thereof may be exercised by the Optionee by delivering to the Company at its main office (attention of its Secretary) written notice which shall set forth the Optionee's election to exercise a portion or all of his Option, the number of shares with respect to which the Option rights are being exercised and such other representations and agreements as may be required by the Company to comply with applicable securities laws and by paying in full the purchase price of the shares purchased in cash or its equivalent or, subject to the approval of the Committee, pursuant to one of the alternative methods set forth in Paragraph 7(d) of the Plan. D. Nonassignability of Option. The Option shall not be assignable or transferable by the Optionee except by will or by the laws of descent and distribution. Any distributee by will or by the laws of descent and distribution shall be bound by the provisions of the Plan and this Agreement. During the life of the Optionee, the Option shall be exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of the Option, and any levy of execution, attachment or similar process on the Option, shall be null and void. E. Termination of Employment other than as a Result of Death or Disability. If Optionee ceases to be an Employee other than as a result of Optionee’s death or disability (as defined in Paragraph F below), then the Options which are exercisable during the calendar year of termination must be exercised on or before the earlier of (i) December 31 of such calendar year, or (ii) the date that is one hundred eighty (180) days after the effective date of termination of employment. The Options which first become exercisable in any calendar year after the calendar year of termination shall terminate on the date of termination of employment. To the extent any portion of the Options is not exercised on or before the earlier of (i) December 31 of such calendar year or (ii) the date that is one hundred eighty (180) days after the date of termination of employment, such portion of the Option shall terminate as of such date. Nothing in the Plan shall be construed as imposing any obligation on the Company to continue the employment of Optionee or shall interfere or restrict in any way the rights of the Company to discharge Optionee at any time for any reason whatsoever, with or without cause.

3 F. Termination of Employment as a Result of Death or Disability. In the event of the death or disability of the Optionee while in the employ of the Company, the personal representative of the Optionee (in the event of Optionee’s death) or the Optionee (in the event of Optionee’s disability) may, subject to the provisions hereof and before the earlier of the Option's expiration date or December 31 of the calendar year of death or disability, exercise the Option granted to the Optionee to the same extent the Optionee might have exercised such Option on the date of Optionee’s death or disability, but not further or otherwise. The Options which first become exercisable in any calendar year after the calendar year of death or disability shall terminate on the date of death or disability. To the extent any portion of the Option is not exercised within the time period provided, such portion of the Option shall terminate as of the date of expiration of such time period. For purposes of this Paragraph F, the Optionee shall be considered to be subject to a disability when the Optionee is disabled within the meaning of Code Section 22(e)(3), and the date of any such disability shall be deemed to be the day following the last day the Optionee performed services for the Company. G. Exercisability Example. By way of example, if Optionee’s employment is terminated during 2023, then only the 2023 Options will be exercisable during the period specified in Paragraph E or F above, as applicable, and the 2024 Options and 2025 Options shall terminate. H. Period to Exercise Option. The Option granted hereunder may, prior to its expiration or termination, be exercised from time to time, in whole or in part, up to the total number of Option Shares with respect to which it shall have then become exercisable. An Option granted hereunder may become exercisable in installments as determined by the Committee; provided, however, that if the Option is exercisable in more than one installment, and if the employment of the Optionee is terminated, then the Option (or such portion thereof as shall be exercisable in accordance with the terms of this Agreement) shall be exercisable only during the period set forth in Paragraph E or F (whichever is applicable). I. Issuance of Stock Certificates Upon Exercise. Subject to the provisions of Item 6 of this Agreement, upon receipt of the Exercise Price for any Option Shares, the Company will issue to Optionee shares of Common Stock equal to the number of such Option Shares; provided, however, that no stock certificate shall be issued to the Optionee pursuant to the exercise of any Option granted herein, in whole or in part, unless and until either: (i) the Option Shares have been registered in accordance with the rules of the SEC, or (ii) Optionee signs an Investment Letter in a form provided by the Company. 6. Restriction on Issuance of Shares; Optionee's Representations. A. Securities Laws - Restrictions on Issuance of Shares. No shares of Common Stock shall be issued or sold upon the exercise of any portion of the Option unless and until (i) the full amount of the Exercise Price has been paid as provided in Item 5C hereof, and (ii) the then applicable requirements of the Securities Act of 1933 and the applicable securities laws of any state, the rules and regulations of the Securities and Exchange Commission and any

4 other regulations of any securities exchange on which the Common Stock may be listed, shall have been fully complied with and satisfied. B. Purchase for Investment; Other Representations of Optionee. In the event the offering of shares with respect to which the Option is being exercised is not registered under the Securities Act of 1933, but an exemption is available which requires an investment representation or other representation, the Optionee shall, as a condition to exercise of this Option, be required to execute such documents as may be necessary or advisable in the opinion of counsel for the Company to comply with any federal securities laws or any applicable state securities laws. Stock certificates evidencing such unregistered shares acquired upon exercise of the Option shall bear a restrictive legend in substantially the following form and such other restrictive legends as are required or advisable under the provisions of any applicable laws: This stock certificate and the shares represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act") nor under the securities laws of any state and shall not be transferred at any time in the absence of (i) an effective registration statement under the Act and any other applicable state law with respect to such shares at such time; or (ii) an opinion of counsel satisfactory to the Company and its counsel to the effect that such transfer at such time will not violate the Act or any applicable state securities laws; or (iii) a "no action" letter from the Securities and Exchange Commission and a comparable ruling from any applicable state agency with respect to such state's securities laws. C. Holding Period Before Sale of Option Shares. If the Optionee is an insider subject to the SEC's rules under Section 16(b) of the Securities and Exchange Act of 1934, then the Optionee shall be restricted from selling any Option Shares acquired by him through exercise of the Options or any portion thereof during the six (6) month period following the date of grant of the Option. 7. No Rights as a Shareholder. The Optionee shall not have any rights as a shareholder with respect to any Option Shares covered by the Option granted hereunder until the issuance of a stock certificate for such shares. No adjustment shall be made on the issuance of a stock certificate to the Optionee as to any dividends or other rights for which the record date occurred prior to the date of issuance of such certificate. 8. No Employment Rights. This Agreement shall not confer upon Optionee any right with respect to the continuance of employment by the Company, nor shall it interfere in any way with the right of the Company to terminate such employment at any time. 9. Enforcement. If any portion of this Agreement shall be determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the extent possible. 10. Clawback Agreement. In accordance with the Company’s clawback policy applicable to executive officers of the Company, in the event Optionee is an executive officer of

5 the Company, then Optionee hereby agrees to reimburse the Company for all or any portion of any bonuses or incentive or equity-based compensation if the Compensation Committee of the Company’s Board of Directors in good faith determines: (a) the payment or grant was based on the achievement of certain financial results that were subsequently the subject of a material financial restatement (other than as a result of a change in accounting principles) and a lower payment or award would have occurred based upon the restated financial results; or (b) Optionee engaged in fraud or intentional misconduct related to the Company or its business. In each such instance, the Company will, to the extent practicable and allowable under applicable law, require reimbursement of any bonus or incentive or equity based compensation awarded or effect the cancellation of any unvested or deferred stock awards previously granted to Optionee in the amount by which Optionee’s bonus or incentive or equity based compensation for the relevant period exceeded the lower payment that would have been made based on the restated financial results, or such other amount as determined by the Compensation Committee, provided that the Company will not be entitled to recover bonuses or incentive or equity based compensation paid more than three years prior to the date the applicable restatement is disclosed. 11. Notices. Any written notice under this Agreement shall be deemed given on the date that is three business days after it is sent by registered or certified mail, postage prepaid, addressed either to the Optionee at his address as indicated in the Company’s employment records or to the Company at its principal office. Any notice may be sent using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail or electronic mail) but no such notice shall be deemed to have been duly given unless and until it is actually received by the intended recipient. 12. Amendment. This Agreement may not be amended except by a writing signed by the Company and Optionee. 13. Heirs and Successors. Subject to Item 5D above, this Agreement and all terms and conditions hereof shall be binding upon the Company and its successors and assigns, and upon the Optionee and his or her heirs, legatees and legal representatives. 14. Interpretation. Any issues of interpretation of any provision of this Agreement shall be resolved by the Compensation Committee of the Board of Directors of the Company. 15. Severability. The provisions of this Agreement, and of each separate section and subsection, are severable, and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions, and any unenforceable provisions to the extent enforceable, shall nevertheless be binding and enforceable. 16. Governing Law; Jurisdiction. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed according to the internal law and not the law of conflicts of the State of Nevada. Each of the undersigned further agrees that any action or proceeding brought or initiated in respect of this Agreement may be brought or initiated in the United States District Court for the State of Nevada or in any District Court located in Clark County, Nevada, and each of the undersigned consents to the exercise of personal jurisdiction and the placement of venue in any of such courts, or in any jurisdiction

6 allowed by law, in any such action or proceeding and further consents that service of process may be effected in any such action or proceeding in the manner provided in Section 14.065 of the Nevada Revised Statutes or in such other manner as may be permitted by law. Each of the undersigned further agrees that no such action shall be brought against any party hereunder except in one of the courts above named. 17. Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or any other provision hereof. 18. Deemed Signature; Counterparts. It is contemplated that the Optionee will confirm his/her acceptance of the option grant evidenced hereby and the terms of this Agreement by logging onto the Plan administrator’s website and electronically indicating his/her acceptance. As the Optionee’s information on the Plan administrator’s website is password protected, such acceptance shall be deemed to be the Optionee’s acceptance absent Optionee’s ability to establish that he/she did not accept this Agreement and that whoever indicated such acceptance did so without the Optionee’s knowledge or acquiescence. Further, the acceptance by Optionee of any benefits from the ownership of stock options granted under this Agreement (whether by exercising any options, selling any shares acquired on option exercise or otherwise) shall also be deemed a confirmation by Optionee of his/her intent to be bound by the terms of this Agreement. If this Agreement is physically signed (which is not required), then it may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document, and all counterparts shall be construed together and shall constitute one instrument. If this Agreement is physically signed (which is not required), this Agreement may be executed by any party by delivery of a facsimile or pdf signature, which signature shall have the same force as an original signature. Any party which delivers a facsimile or pdf signature shall promptly thereafter deliver an originally executed signature to the other parties; provided, however, that the failure to deliver an original signature page shall not affect the validity of any signature delivered by facsimile or pdf. A facsimile, pdf or photocopied signature shall be deemed to be the functional equivalent of an original for all purposes. IN WITNESS WHEREOF, this Agreement has been duly executed on the date first above written. OPTIONEE: ALLEGIANT TRAVEL COMPANY (SEAL) By: ___________________________ Name: JOHN REDMOND Its:____________________________ Address: 1201 N. Town Center Drive

7 Las Vegas, Nevada 89144